EXHIBIT 99.9

                                                        MONTHLY OPERATING REPORT

     CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.     ACCRUAL BASIS

     CASE NUMBER: 00-42149-BJH-11                       02/13/95, RWD, 2/96

     JUDGE: BARBARA J. HOUSER

                        UNITED STATES BANKRUPTCY COURT RT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2000

     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE  PARTY:

     /s/ DREW KEITH                                                 CFO
     -------------------------------------------           ---------------------
     ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                   TITLE

     Drew Keith                                                   7/20/00
     -------------------------------------------           ---------------------
     PRINTED NAME OF RESPONSIBLE PARTY                              DATE

     PREPARER:

     /s/ JESSICA L. WILSON                                 Corporate Controller
     -------------------------------------------           ---------------------
     ORIGINAL  SIGNATURE  OF  PREPARER                             TITLE

     Jessica L. Wilson                                            7/20/00
     -------------------------------------------           ---------------------
     PRINTED NAME OF PREPARER                                      DATE

                                                        MONTHLY OPERATING REPORT

      CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-1

      CASE NUMBER: 00-42149-BJH-11                      02/13/95, RWD, 2/96

      COMPARATIVE BALANCE SHEET

                                                SCHEDULE            MONTH              MONTH              MONTH
                                                              ---------------------------------------------------------
      ASSETS                                     AMOUNT            May 2000          June 2000
      -----------------------------------------------------------------------------------------------------------------
      1.    UNRESTRICTED CASH                         $64,520                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      2.    RESTRICTED CASH                                                   $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      3.    TOTAL CASH                                $64,520                 $0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      4.    ACCOUNTS RECEIVABLE (NET)                                         $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      5.    INVENTORY                                                         $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      6.    NOTES RECEIVABLE                                                  $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      7.    PREPAID EXPENSES                                                  $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      8.    OTHER (ATTACH LIST)                                        ($442,145)         ($439,001)
      -----------------------------------------------------------------------------------------------------------------
      9.    TOTAL CURRENT ASSETS                      $64,520          ($442,145)         ($439,001)                $0
      -----------------------------------------------------------------------------------------------------------------
      10.   PROPERTY, PLANT & EQUIPMENT                                       $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      11.   LESS: ACCUMULATED
            DEPRECIATION / DEPLETION                                          $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      12.   NET PROPERTY, PLANT  &
            EQUIPMENT                                      $0                 $0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      13.   DUE FROM INSIDERS                                                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      14.   OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                                        $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      15.   OTHER (ATTACH LIST)                                               $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      16.   TOTAL ASSETS                              $64,520          ($442,145)         ($439,001)                $0
      -----------------------------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------
      17.   ACCOUNTS PAYABLE                                                  $0               $250
      -----------------------------------------------------------------------------------------------------------------
      18.   TAXES PAYABLE                                                     $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      19.   NOTES PAYABLE                                                     $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      20.   PROFESSIONAL FEES                                                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      21.   SECURED DEBT                                                      $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      22.   OTHER (ATTACH LIST)                                               $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      23.   TOTAL POSTPETITION
            LIABILITIES                                                       $0               $250                 $0
      -----------------------------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------
      24.   SECURED DEBT                                                      $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      25.   PRIORITY DEBT                             $16,503                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      26.   UNSECURED DEBT                           $513,635           ($84,930)          ($84,890)
      -----------------------------------------------------------------------------------------------------------------
      27.   OTHER (ATTACH LIST)                                               $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      28.   TOTAL PREPETITION LIABILITIES            $530,138           ($84,930)          ($84,890)                $0
      -----------------------------------------------------------------------------------------------------------------
      29.   TOTAL LIABILITIES                        $530,138           ($84,930)          ($84,640)                $0
      -----------------------------------------------------------------------------------------------------------------
      EQUITY
      -----------------------------------------------------------------------------------------------------------------
      30.   PREPETITION OWNERS' EQUITY                                 ($359,163)         ($359,163)
      -----------------------------------------------------------------------------------------------------------------
      31.   POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                              $1,908             $4,802
      -----------------------------------------------------------------------------------------------------------------
      32.   DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
      -----------------------------------------------------------------------------------------------------------------
      33.   TOTAL EQUITY                                   $0          ($357,255)         ($354,361)                $0
      -----------------------------------------------------------------------------------------------------------------
      34.   TOTAL LIABILITIES &
            OWNERS' EQUITY                           $530,138          ($442,185)         ($439,001)                $0
      -----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.    ACCRUAL BASIS-2

      CASE NUMBER: 00-42149-BJH-11                      02/13/95, RWD, 2/96

      ---------------------------------------------
      INCOME STATEMENT
      ---------------------------------------------------------------------------------------------------------
                                                       MONTH          MONTH          MONTH         QUARTER
      REVENUES                                        May 2000      June 2000                       TOTAL
      ---------------------------------------------------------------------------------------------------------
      1.  GROSS REVENUES                                   $4,085         $3,144                        $7,229
      ---------------------------------------------------------------------------------------------------------
      2.  LESS: RETURNS & DISCOUNTS                            $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      3.  NET REVENUE                                      $4,085         $3,144             $0         $7,229
      ---------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      ---------------------------------------------------------------------------------------------------------
      4.  MATERIAL                                             $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      5.  DIRECT LABOR                                         $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      6.  DIRECT OVERHEAD                                      $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      7.  TOTAL COST OF GOODS SOLD                             $0             $0             $0             $0
      ---------------------------------------------------------------------------------------------------------
      8.  GROSS PROFIT                                     $4,085         $3,144             $0         $7,229
      ---------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      ---------------------------------------------------------------------------------------------------------
      9.  OFFICER/INSIDER COMPENSATION                         $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      10. SELLING & MARKETING                                  $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      11. GENERAL & ADMINISTRATIVE                         $2,177             $0                        $2,177
      ---------------------------------------------------------------------------------------------------------
      12. RENT  &  LEASE                                       $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      13. OTHER (ATTACH LIST)                                  $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      14. TOTAL OPERATING EXPENSES                         $2,177             $0             $0         $2,177
      ---------------------------------------------------------------------------------------------------------
      15. INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                                 $1,908         $3,144             $0         $5,052
      ---------------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      ---------------------------------------------------------------------------------------------------------
      16. NON-OPERATING INCOME (ATT. LIST)                     $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      17. NON-OPERATING EXPENSE (ATT. LIST)                    $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      18. INTEREST EXPENSE                                     $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      19. DEPRECIATION/DEPLETION                               $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      20. AMORTIZATION                                         $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      21. OTHER (ATTACH LIST)                                  $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      22. NET OTHER INCOME & EXPENSES                          $0             $0             $0             $0
      ---------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ---------------------------------------------------------------------------------------------------------
      23. PROFESSIONAL FEES                                    $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      24. U.S. TRUSTEE FEES                                    $0           $250                          $250
      ---------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                                  $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      26. TOTAL REORGANIZATION EXPENSES                        $0           $250             $0           $250
      ---------------------------------------------------------------------------------------------------------
      27. INCOME TAX                                           $0             $0                            $0
      ---------------------------------------------------------------------------------------------------------
      28. NET PROFIT (LOSS)                                $1,908         $2,894             $0         $4,802
      ---------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.    ACCRUAL BASIS-3

      CASE NUMBER: 00-42149-BJH-11                      02/13/95, RWD, 2/96

      ----------------------------------------------------------------------------------------------------------------
      CASH  RECEIPTS  AND                                 MONTH           MONTH            MONTH          QUARTER
      DISBURSEMENTS                                     May 2000        June 2000                          TOTAL
      ----------------------------------------------------------------------------------------------------------------
      1.  CASH - BEGINNING OF MONTH                          $64,520               $0              $0         $64,520
      ----------------------------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
      ----------------------------------------------------------------------------------------------------------------
      2.  CASH SALES                                          $4,719           $3,144                          $7,863
      ----------------------------------------------------------------------------------------------------------------
      COLLECTION OF ACCOUNTS RECEIVABLE
      ----------------------------------------------------------------------------------------------------------------
      3.  PREPETITION                                             $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      4.  POSTPETITION                                            $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      5.  TOTAL OPERATING RECEIPTS                            $4,719           $3,144              $0          $7,863
      ----------------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      ----------------------------------------------------------------------------------------------------------------
      6.  LOANS & ADVANCES (ATTACH LIST)                          $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      7.  SALE OF ASSETS                                          $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      8.  OTHER (ATTACH LIST)                               ($67,063)         ($3,144)                       ($70,207)
      ----------------------------------------------------------------------------------------------------------------
      9.  TOTAL NON-OPERATING RECEIPTS                      ($67,063)         ($3,144)             $0        ($70,207)
      ----------------------------------------------------------------------------------------------------------------
      10. TOTAL RECEIPTS                                    ($62,344)              $0              $0        ($62,344)
      ----------------------------------------------------------------------------------------------------------------
      11. TOTAL CASH AVAILABLE                                $2,176               $0              $0          $2,176
      ----------------------------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
      ----------------------------------------------------------------------------------------------------------------
      12. NET PAYROLL                                             $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      13. PAYROLL TAXES PAID                                      $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      14. SALES, USE & OTHER TAXES PAID                           $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      15. SECURED/RENTAL/LEASES                                   $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      16. UTILITIES                                               $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      17. INSURANCE                                               $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      18. INVENTORY PURCHASES                                     $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      19. VEHICLE EXPENSES                                        $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      20. TRAVEL                                              $1,803               $0                          $1,803
      ----------------------------------------------------------------------------------------------------------------
      21. ENTERTAINMENT                                           $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      22. REPAIRS & MAINTENANCE                                   $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      23. SUPPLIES                                                $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      24. ADVERTISING                                             $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                                   $373               $0                            $373
      ----------------------------------------------------------------------------------------------------------------
      26. TOTAL OPERATING DISBURSEMENTS                       $2,176               $0              $0          $2,176
      ----------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ----------------------------------------------------------------------------------------------------------------
      27. PROFESSIONAL FEES                                       $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      28. U.S. TRUSTEE FEES                                       $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      29. OTHER (ATTACH LIST)                                     $0               $0                              $0
      ----------------------------------------------------------------------------------------------------------------
      30. TOTAL REORGANIZATION EXPENSES                           $0               $0              $0              $0
      ----------------------------------------------------------------------------------------------------------------
      31. TOTAL DISBURSEMENTS                                 $2,176               $0              $0          $2,176
      ----------------------------------------------------------------------------------------------------------------
      32. NET CASH FLOW                                     ($64,520)              $0              $0        ($64,520)
      ----------------------------------------------------------------------------------------------------------------
      33. CASH - END OF MONTH                                     $0               $0              $0              $0
      ----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: AMERICAN INTERNATIONAL TRAVEL, INC.    ACCRUAL BASIS-4

      CASE NUMBER: 00-42149-BJH-11                      02/13/95, RWD, 2/96

      -----------------------------------------------------------------------------------------------------------------
                                                        SCHEDULE          MONTH            MONTH           MONTH
      ACCOUNTS RECEIVABLE AGING                          AMOUNT          MAY 2000        JUNE 2000
      -----------------------------------------------------------------------------------------------------------------
      1.    0-30                                                  $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------
      2.    31-60                                                 $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------
      3.    61-90                                                 $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------
      4.    91+                                                   $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------
      5.    TOTAL ACCOUNTS RECEIVABLE                             $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      6.    AMOUNT CONSIDERED UNCOLLECTIBLE                       $0               $0              $0
      -----------------------------------------------------------------------------------------------------------------
      7.    ACCOUNTS RECEIVABLE (NET)                             $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------


      ---------------------------------------------------------------
      AGING OF POSTPETITION TAXES AND PAYABLES                              MONTH:    June 2000
                                                                                      ---------------------------------
      -----------------------------------------------------------------------------------------------------------------
                                          0-30            31-60           61-90             91+
      TAXES  PAYABLE                      DAYS            DAYS             DAYS            DAYS            TOTAL
      -----------------------------------------------------------------------------------------------------------------
      1.    FEDERAL                               $0              $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      2.    STATE                                 $0              $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      3.    LOCAL                                 $0              $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      4.    OTHER (ATTACH LIST)                   $0              $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      5.    TOTAL TAXES PAYABLE                   $0              $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      6.    ACCOUNTS PAYABLE                    $250              $0               $0              $0             $250
      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------
      STATUS  OF  POSTPETITION  TAXES                                          MONTH:    June 2000
                                                                                      ---------------------------------
      -----------------------------------------------------------------------------------------------------------------
                                                        BEGINNING         AMOUNT                           ENDING
                                                           TAX        WITHHELD AND/       AMOUNT            TAX
      FEDERAL                                          LIABILITY*       0R ACCRUED         PAID          LIABILITY
      -----------------------------------------------------------------------------------------------------------------
      1.    WITHHOLDING**                                         $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      2.    FICA-EMPLOYEE**                                       $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      3.    FICA-EMPLOYER**                                       $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      4.    UNEMPLOYMENT                                          $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      5.    INCOME                                                $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      6.    OTHER (ATTACH LIST)                                   $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      7.    TOTAL FEDERAL TAXES                                   $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      STATE AND LOCAL
      -----------------------------------------------------------------------------------------------------------------
      8.    WITHHOLDING                                           $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      9.    SALES                                                 $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      10.   EXCISE                                                $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      11.   UNEMPLOYMENT                                          $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      12.   REAL PROPERTY                                         $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      13.   PERSONAL PROPERTY                                     $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      14.   OTHER (ATTACH LIST)                                   $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      15.   TOTAL STATE & LOCAL                                   $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      16.   TOTAL TAXES                                           $0               $0              $0               $0
      -----------------------------------------------------------------------------------------------------------------

      * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

      ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        Monthly Operating Report

      CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-5

      CASE NUMBER: 00-42149-BJH-11                      02/13/95, RWD, 2/96

      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                        MONTH: June 2000

      ----------------------------------------------------
      BANK  RECONCILIATIONS
                                                            Account #1      Account #2      Account #3
      ---------------------------------------------------------------------------------------------------------------------
      A.          BANK:                                         N/A
      ---------------------------------------------------------------------------------------------------------------------
      B.           ACCOUNT NUMBER:                                                                             TOTAL
      ---------------------------------------------------------------------------------------------------------------------
      C.           PURPOSE (TYPE):
      ---------------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                                 $0
      ---------------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED                           $0
      ---------------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                               $0
      ---------------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                                    $0
      ---------------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                                $0              $0              $0               $0
      ---------------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN
      ---------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------
      INVESTMENT ACCOUNTS
      ---------------------------------------------------------------------------------------------------------------------
                                                              DATE OF         TYPE OF        PURCHASE         CURRENT
      BANK, ACCOUNT NAME & NUMBER                            PURCHASE       INSTRUMENT         PRICE           VALUE
      ---------------------------------------------------------------------------------------------------------------------
      7.    N/A
      ---------------------------------------------------------------------------------------------------------------------
      8.    N/A
      ---------------------------------------------------------------------------------------------------------------------
      9.    N/A
      ---------------------------------------------------------------------------------------------------------------------
      10.   N/A
      ---------------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                          $0               $0
      ---------------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------
      CASH
      ---------------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                                            $0
      ---------------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                                   $0
      ---------------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

     CASE NAME: American International Travel, Inc.     ACCRUAL BASIS-6

     CASE NUMBER: 00-42149-BJH-11                       02/13/95, RWD, 2/96

                                                        MONTH: June 2000

     -----------------------------------------------------------
     PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
     -----------------------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     -------------------------------------------------------------------------
                                     INSIDERS
     -------------------------------------------------------------------------
                               TYPE OF            AMOUNT         TOTAL PAID
                 NAME          PAYMENT             PAID            TO DATE
     -------------------------------------------------------------------------
     1. N/A
     -------------------------------------------------------------------------
     2. N/A
     -------------------------------------------------------------------------
     3. N/A
     -------------------------------------------------------------------------
     4. N/A
     -------------------------------------------------------------------------
     5. N/A
     -------------------------------------------------------------------------
     6. TOTAL  PAYMENTS
        TO  INSIDERS                                         $0            $0
     -------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------
                                                PROFESSIONALS
     -----------------------------------------------------------------------------------------------------
                            DATE OF COURT                                                       TOTAL
                          ORDER AUTHORIZING       AMOUNT           AMOUNT      TOTAL PAID     INCURRED
                 NAME          PAYMENT           APPROVED           PAID         TO DATE     & UNPAID *
     -----------------------------------------------------------------------------------------------------
     1. N/A
     -----------------------------------------------------------------------------------------------------
     2. N/A
     -----------------------------------------------------------------------------------------------------
     3. N/A
     -----------------------------------------------------------------------------------------------------
     4. N/A
     -----------------------------------------------------------------------------------------------------
     5. N/A
     -----------------------------------------------------------------------------------------------------
     6. TOTAL  PAYMENTS
        TO  PROFESSIONALS                                    $0            $0            $0            $0
     -----------------------------------------------------------------------------------------------------

     * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     ---------------------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
     PROTECTION PAYMENTS
     ---------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------
                                                 SCHEDULED         AMOUNTS
                                                  MONTHLY           PAID          TOTAL
                                                 PAYMENTS          DURING        UNPAID
                NAME OF CREDITOR                    DUE             MONTH     POSTPETITION
     ---------------------------------------------------------------------------------------
     1. N/A
     ---------------------------------------------------------------------------------------
     2. N/A
     ---------------------------------------------------------------------------------------
     3. N/A
     ---------------------------------------------------------------------------------------
     4. N/A
     ---------------------------------------------------------------------------------------
     5. N/A
     ---------------------------------------------------------------------------------------
     6. TOTAL                                                $0            $0            $0
     ---------------------------------------------------------------------------------------

                                                        Monthly Operating Report

      CASE NAME: American International Travel, Inc.    ACCRUAL  BASIS-7

      CASE NUMBER: 00-42149-BJH-11                      02/13/95, RWD, 2/96

                                                        MONTH: June 2000

      ----------------------------------
      QUESTIONNAIRE
      ----------------------------------
      ----------------------------------------------------------------------------------------------------
                                                                                     YES          NO
      ----------------------------------------------------------------------------------------------------
      1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
          THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                    X
      ----------------------------------------------------------------------------------------------------
      2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
          OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                              X
      ----------------------------------------------------------------------------------------------------
      3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
          LOANS) DUE FROM RELATED PARTIES?                                                        X
      ----------------------------------------------------------------------------------------------------
      4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
          THIS REPORTING PERIOD?                                                                  X
      ----------------------------------------------------------------------------------------------------
      5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
          DEBTOR FROM ANY PARTY?                                                                  X
      ----------------------------------------------------------------------------------------------------
      6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                            X
      ----------------------------------------------------------------------------------------------------
      7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
          PAST DUE?                                                                               X
      ----------------------------------------------------------------------------------------------------
      8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                        X
      ----------------------------------------------------------------------------------------------------
      9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                              X
      ----------------------------------------------------------------------------------------------------
      10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
          DELINQUENT?                                                                             X
      ----------------------------------------------------------------------------------------------------
      11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
          REPORTING PERIOD?                                                                       X
      ----------------------------------------------------------------------------------------------------
      12. ARE ANY WAGE PAYMENTS PAST DUE?                                                         X
      ----------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
      EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

      ----------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------

      ----------------------------------
      INSURANCE
      ----------------------------------------------------------------------------------------------------
                                                                                     YES          NO
      ----------------------------------------------------------------------------------------------------
      1.  ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
          NECESSARY INSURANCE COVERAGES IN EFFECT?                                    X
      ----------------------------------------------------------------------------------------------------
      2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                      X
      ----------------------------------------------------------------------------------------------------
      3.  PLEASE  ITEMIZE  POLICIES  BELOW.
      ----------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
      HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
      AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

      ----------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------


      ----------------------------------------------------------------------------------------------------
                                        INSTALLMENT  PAYMENTS
      ----------------------------------------------------------------------------------------------------
               TYPE  OF                                                               PAYMENT AMOUNT
                POLICY                    CARRIER         PERIOD COVERED               & FREQUENCY
      ----------------------------------------------------------------------------------------------------
          Please see Case # 00-42141-BJH-11
      ----------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------

      ----------------------------------------------------------------------------------------------------

   CASE NAME: American International Travel, Inc.          FOOTNOTES SUPPLEMENT

   CASE NUMBER: 00-42149-BJH-11                            ACCRUAL BASIS

                                                           MONTH: June 2000

   ----------------------------------------------------------------------------------------------------------------
   ACCRUAL BASIS     LINE
    FORM NUMBER     NUMBER                    FOOTNOTE / EXPLANATION
   ----------------------------------------------------------------------------------------------------------------
          6                      All Professional fees related to the Reorganization of the
                                   Company are disbursed out of Kitty Hawk, Inc. (Parent
                                   Company). Refer to Case # 400-42141
   ----------------------------------------------------------------------------------------------------------------
          7                      All insurance plans related to the Company are carried
                                   at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                   400-42141.
   ----------------------------------------------------------------------------------------------------------------
        General                  This operation closed in May of 2000. Costs incurred during may consisted of costs associated with shut down
                                    procedures as well as wrapping up final billings.
   ----------------------------------------------------------------------------------------------------------------

CASE NAME: American International Travel, Inc.

CASE NUMBER: 00-42149-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                   June 2000


8.   OTHER (ATTACH LIST)                                 (439,001) Reported
                                           -----------------------
        Intercompany Settlements                            1,419
        A/R KH International                             (246,861)
        CDI Inter-divisional Balancing                   (196,142)
        CDI - Debit/Credit Transfer                         2,582
                                           -----------------------
                                                         (439,002) Detail
                                           -----------------------
                                                                1  Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                   (3,144) Reported
                                           -----------------------
        Transfer to KH Inc.                                (3,144) Detail
                                           -----------------------
                                                                -  Difference